SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 2, 2006
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                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

              Nevada                   0-32513               87-0403239
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   (State or other jurisdiction      (Commission            (IRS Employer
            of incorporation)        File Number)        Identification No.)

                      111 Airport Road, Warwick, Rhode Island      02889
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                      (Address of principal executive offices)   (Zip code)

                                 (401) 352-2300
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               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 2, 2006, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners, LP ("Purchasers"). The Securities Purchase Agreement provides that Purchasers will purchase up to three hundred thousand dollars ($300,000) of secured convertible debentures, which shall be convertible into shares of the Company's common stock at the lower of $0.048 or 90% of the volume weighted average price for the ten (10) days immediately preceding the conversion. On Feb 2, the Purchasers purchased a secured convertible debenture in the principal amount of one hundred twenty five thousand dollars ($125,000).

The secured convertible debenture accrues interest of 10% per annum, and is due on or before February 2, 2009. In connection with the offering, the Company issued 50,000,000 common stock purchase warrants (the "Warrants"), of which 25,000,000 shares may be exercised at $0.01, and 25,000,000 shares may be exercised at $0.03. The Warrants expire on February 2, 2009.

In connection with the Securities Purchase Agreement, the Company entered into an Investor Registration Rights Agreement with the Purchasers whereby the Company will register with the Commission 87,500,000 shares of Common Stock issuable to Purchasers upon conversion of the secured convertible debentures and exercise of the Warrants.

The convertible debenture is secured by a pledge of assets of the Company and its subsidiaries as set forth in that certain Security Agreement between the Company and Purchasers dated November 2, 2005. In addition, the Company entered into an Amended Pledge and Escrow Agreement which replaces and supersedes that certain Pledge and Escrow Agreement dated November 2, 2005.

The net proceeds of the financing are to be utilized for general working capital.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits


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         10.1        Securities Purchase Agreement             Provided herewith
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         10.2       Convertible Debenture                      Provided herewith
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         10.3        Amended Pledge and Escrow Agreement       Provided herewith
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         10.4        Investor Registration Rights Agreement    Provided herewith
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         10.5        Warrant A                                 Provided herewith
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         10.6        Warrant B                                 Provided herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    February 8, 2006                           By: /s/ Rick Schiffmann
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                                                  Name: Rick Schiffmann
                                                   Its: Chief Executive Officer